SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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        Rule 14a-6(e)(2))

   |_|  Definitive Proxy Statement

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   |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               DIME BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                   [DIME LOGO]

                               DIME BANCORP, INC.

                                589 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017



DEAR DIME STOCKHOLDERS:



         In order to provide for additional time to disseminate information about recent developments, we are announcing that the special meeting of Dime stockholders scheduled for March 24, 2000 has been postponed to Wednesday, May 17, 2000. The special meeting is being held to vote on the merger agreement between Dime and Hudson United Bancorp. Hudson will also delay its special meeting until Thursday, May 18, 2000. We will distribute additional materials regarding the meeting (including information about time and location of the meeting) to stockholders of record on March 30, 2000.

         We apologize for any inconvenience.


                                                    Very truly yours,


                                                    /s/ Gene C. Brooks
                                                    ------------------
                                                    Gene C. Brooks
                                                    Corporate Secretary